Exhibit 10.1

FIRST AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

This First Amendment to Securities Purchase Agreement (this “Amendment”) is dated as of November 30, 2023 (the “Effective Date”), by and among Republic First Bancorp, Inc., a Pennsylvania corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, the Company and the Purchasers are parties to that certain Securities Purchase Agreement, dated October 27, 2023 (the “Purchase Agreement”), and desire to amend the Purchase Agreement as set forth herein; and

WHEREAS, each Purchaser has deposited such Purchaser’s Subscription Amount in an escrow account to be released to the Company upon consummation of the transactions contemplated by the Transaction Documents.

NOW, THEREFORE, intending to be legally bound hereby and in consideration of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1.    Amendments. The parties hereby agree to the following amendments to the Purchase Agreement as of the Effective Date:

(a)    Section 1.1. The definition of “Outside Date” in Section 1.1 of the Purchase Agreement is hereby amended and restated to read, in its entirety, as follows:

“Outside Date” means January 31, 2024; provided that if the Closing has not occurred on the Outside Date, unless each Purchaser, by written notice to the Company, elects not to extend the Outside Date, the Outside Date shall automatically be extended to not later than February 29, 2024. Notwithstanding the foregoing, if the Closing has not occurred on the Outside Date due to the Purchasers not obtaining the Bank Regulatory Approvals by such date, the Outside Date shall be automatically extended to not later than February 29, 2024. If the Outside Date is so extended, all references in this Agreement to the “Outside Date” will be to the Outside Date as extended.

(b)    Section 4.20(a). The first sentence of Section 4.20(a) of the Purchase Agreement is hereby amended and restated to read, in its entirety, as follows:

“(a)         As soon as practicable (and in any event no later than February 16, 2024), the Company shall duly call, give notice of, establish a record date for, convene and hold a special meeting of its shareholders, the date of such meeting which has been approved by the Initial Investors (the “Shareholders’ Meeting”), for the purpose of voting upon approval and adoption of (i) the increase in the number of authorized shares of Common Stock under the Articles of Incorporation to 3,000,000,000, (ii) the restoration of voting rights as provided pursuant to Subchapter 25G of the PBCL for all Common Stock of the Company acquired by the Purchasers or otherwise owned by the Purchasers or any of their respective Affiliates which could be considered “control shares” under Subchapter 25G (the “Control-Share Voting Restoration”), and (iii) approval of the acquisition of equity securities of the Company by Purchasers or any of their respective Affiliates and the disposition of any equity security of the Company now or hereafter owned by the Purchasers or any of their respective Affiliates, in each case for purposes of Subchapter 25H of the PBCL (the “Disgorgement Approval”, and the approvals contemplated by clauses (i) to (iii), collectively, the “Shareholder Approval”).”

2.     No Other Amendments. Except as expressly modified by this Amendment, the Purchase Agreement remains in full force and effect.

3.    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed in accordance with the internal Laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed entirely within such Commonwealth. Each party agrees that all Proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Amendment and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall occur, on an exclusive basis, in the Court of Common Pleas of Delaware County, Pennsylvania, the Court of Common Pleas of Montgomery County, Pennsylvania, or the United States District Court for the Eastern District of Pennsylvania (the “Pennsylvania Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Pennsylvania Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such Pennsylvania Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by Law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.

4.    Amendments; Waivers; No Additional Consideration. No amendment or waiver of any provision of this Amendment will be effective unless made in writing and signed by a duly authorized representative of the Company and duly authorized representatives of Purchasers representing a majority of the Subscription Amount of the Purchasers at the time of such amendment or waiver. No waiver of any default with respect to any provision, condition, or requirement of this Amendment shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition, or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Shares.

5.    Construction. The headings herein are for convenience only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Amendment shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment or any of the Transaction Documents. If Philip A. Norcross is not able to exercise any right under this Amendment for any reason, then George E. Norcross shall be permitted to exercise such right during the time in which Philip A. Norcross is not able to exercise such right, and if George E. Norcross is not able to exercise any such right, then Gregory B. Braca shall be permitted to exercise such right during the time in which neither Philip A. Norcross nor George E. Norcross is able to exercise such right.

6.    Successors and Assigns. The provisions of this Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. This Amendment, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser. Except as otherwise provided in Section 4.18 and Section 4.19 of the Purchase Agreement, any Purchaser may assign its rights (together with its obligations) hereunder in whole or in part to any investment fund that is an Affiliate of such Purchaser in compliance with the Transaction Documents and applicable Law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of the Purchase Agreement that apply to the “Purchasers” and/or the “Initial Investors” (as applicable).

7.    Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

8.    Severability. If any provision of this Amendment is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision that is a reasonable and equitable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

REPUBLIC FIRST BANCORP, INC. By: /s/ Thomas X. Geisel Name: Thomas X. Geisel Title: Chief Executive Officer

[Signature Page to First Amendment to Securities Purchase Agreement]

PURCHASER:

/s/ George E. Norcross
George E. Norcross

[Signature Page to First Amendment to Securities Purchase Agreement]

PURCHASER:

/s/ Gregory Braca
Gregory Braca

[Signature Page to First Amendment to Securities Purchase Agreement]

PURCHASER:

/s/ Philip A. Norcross
Philip A. Norcross

[Signature Page to First Amendment to Securities Purchase Agreement]

PURCHASER:

/s/ Alessandra Norcross
Alessandra Norcross

[Signature Page to First Amendment to Securities Purchase Agreement]

PURCHASER:

/s/ Alexander Norcross
Alexander Norcross

[Signature Page to First Amendment to Securities Purchase Agreement]